Exhibit 10.16

          Amendments to the Restated Trust Agreement for Brenton Banks, Inc. Retirement Plan, effective January 1, 1987, January 1, 1993 and January 1, 1994.
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First Amendment to Restated Trust Agreement
Brenton Banks, Inc. Employees' Retirement Plan


This Agreement, made by and between Brenton Banks, Inc., a corporation organized under and existing by virtue of the laws of the State of Iowa (hereinafter referred to as "Company") and Brenton National Bank, N.A. (hereinafter referred to as "Trustee").

Whereas, the Company and the Trustee originally entered into a Trust Agreement effective for the Plan Year ended December 31, 1986; and

Whereas, such Trust Agreement was adopted and maintained for the purpose of providing retirement benefits to participating employees of the Company; and

Whereas, such Trust Agreement was amended and restated on June 24, 1991, effective January 1, 1987; and

Whereas, the parties hereto now desire to amend such Trust Agreement in certain respects, such amendment to be effective January 1, 1987, except where a later date is specifically provided.

Now, therefore, in consideration of the mutual undertakings herein contained, it is agreed as follows:

1. That the Plan is hereby amended by adding the following new Section 2.07:

If the Employer maintains the plan of a predecessor Employer, the Plan treats service of the Employee with the predecessor Employer as service with the Employer. Furthermore, the Employer is in the process of acquiring Ames Savings Bank, FSB. In this respect the Plan shall take into account all service of all Employees with that predecessor employer for purposes of participation and vesting, effective January 1, 1993.

2. That the Plan is hereby amended by replacing Article V, as it is presently constituted, with the following new Article V:
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Article V
Employer Contributions and Forfeitures

Part I.  Amount of Employer Contributions and Plan Allocations: Sections 5.01
- 5.05

Section 5.01.  Contribution Formula.

(A)  Contribution Formula.

For each Plan Year, the Employer will contribute to the Trust the following amounts:

Salary Reduction Contributions. The amount by which the Participants have elected to reduce their Compensation for the Plan Year under their salary reduction agreements on file with the Advisory Committee.

Employer Matching Contributions. An amount equal to the lesser of the Salary Reduction Contribution for each Participant, or two percent (2%) of the Participant's Compensation for the Plan Year in question. The Employer also may contribute an additional amount, equal to a percentage the Employer from
time to time may deem advisable of each Participant's Compensation.   The
Employer will determine the amount of its matching contributions by disregarding Participants not entitled to an allocation of Employer matching contributions.

Qualified Nonelective Contributions. The amount the Employer, in its sole discretion, designates as qualified nonelective contributions.

Employer Nonelective Contributions. In addition to any and all amounts contributed pursuant to the above, the Employer shall contribute an amount equal to the greater of (a) or (b) below:

(a) An amount equal to four percent (4%) of the Compensation of all Plan Participants for such year exclusive of Compensation paid to Plan
Participants ineligible to share in the allocation of the contribution by virtue of subparagraphs (B) and (C) of Section 5.05 below; or

(b) The amount authorized as a contribution by resolution of the Board of Directors of the Employer.
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(B) Termination of Employer Interest in Fund.

Upon the transfer by such Employer of any money or assets under this Plan to the Trustee, all interest of such Employer therein shall cease and terminate, and no part of the Fund or income therefrom shall be used for or diverted to purposes other than for the exclusive benefit of participants and their beneficiaries as herein provided; provided, however, that if the initial written determination of the Commissioner of Internal Revenue (or his delegate) is that the Trust does not qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, then any employer contributions made prior to such initial determination shall be refunded to the Employer within one year after disqualification of the Trust.

The Trustee, upon written request from the Employer shall, however, return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the contribution disallowed as a deduction under Code Section 404; provided no such return to the Employer shall occur more than one year after:

(a) The Employer made the contribution by mistake of fact;

(b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

Section 5.02. Time of Payment of Contribution.

The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Trustee within the time prescribed by the Code or applicable federal regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA. Salary Reduction Contributions are Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code.
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Section 5.03. Contribution allocation.

(A) Method of Allocation.

To make allocations under the Plan, the Advisory Committee must establish a Salary Reduction Contributions Account, Matching Contributions Account, Qualified Nonelective Contributions Account and an Employer Contributions Account for each Participant.

Salary Reduction Contributions. The Advisory Committee will allocate to each Participant's Salary Reduction Contributions Account the deferral contributions the employer makes to the Trust on behalf of the Participant. The Advisory Committee will make this allocation as of the last day of the sixth month of each plan year and the last day of each Plan Year.

Matching Contributions. The Advisory Committee will allocate matching contributions as of the last day of the sixth month of each plan year and the last day of each Plan Year. The Advisory Committee will allocate the matching contributions to the Matching Contributions Account of the Participant on whose behalf the Employer makes that contribution.

Qualified Nonelective Contributions. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the Advisory Committee will allocate that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of qualified nonelective contributions. The Advisory Committee will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. For purposes of allocating the qualified nonelective contributions, the term "eligible Participant" means a Participant who is a Nonhighly Compensated Employee and who satisfies the conditions of section 5.05.

Employer Nonelective Contributions. Subject to any restoration allocation required under Section 7.04, the Advisory Committee will allocate and credit each annual Employer Nonelective Contribution (and Participant forfeitures, if any) to the Employer Contributions
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Account of each participant who satisfies the conditions of Section 5.05, in accordance with this paragraph.

First, the Advisory Committee will make simultaneous allocations of Employer contributions (and Participant forfeitures) in accordance with this paragraph. The simultaneous allocations must result in an equal allocation percentage, not exceeding 5.7%, of each Participant's Compensation and of each Participant's Excess Compensation. The allocation based on a Participant's Compensation is in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation based on a Participant's Excess Compensation is in the same ratio that the Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. "Excess Compensation" means Compensation in excess of the taxable wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year.

The Advisory Committee then will allocate any remaining Employer contributions (and Participant forfeitures) in the same ration that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

Section 5.04. Forfeiture Allocation.

The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 7.04 or 9.12, the Advisory committee will allocate the amount of a Participant forfeiture in accordance with Section 5.03 as an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were and Employer Nonelective Contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 7.07, or, if applicable, until the time specified in Section 9.12. Except as provided under Section 7.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.
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Special rule for Matching Contributions.  To the extent any portion of the
Participant's forfeiture is attributable to Matching Contributions, in lieu of the first paragraph of this Section 5.04, the Advisory Committee will allocate that portion to reduce Employer Matching Contributions for the Plan Year in which the forfeiture occurs and, if necessary, to reduce Employer Matching Contributions in subsequent Plan Years.

Forfeiture of certain Matching Contributions. A Participant will forfeit any Matching Contributions allocated with respect to excess deferrals or excess contributions as determined under Part III of this Article V. The Advisory Committee will allocate these forfeited amounts in accordance with this
Section 5.04.

Section 5.05. Accrual of Benefit.

The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeiture) on the basis of the Plan Year.

(A) Compensation Taken Into Account.

In allocating an Employer Nonelective Contribution or Qualified Nonelective Contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Article VII, will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) Hours of Service Requirement.

Subject to the top heavy minimum allocation requirement of Article XII, the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year. This Hours of Service requirement does not apply to an allocation of Salary Reduction Contributions or Matching Contributions.
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(C) Employment Requirement.

A Participant who, during a particular Plan Year, completes the Hours of Service requirement under Section 5.05(B) will not share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year unless he is employed by the Employer on the last day of that Plan Year. This employment requirement does not apply if the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year. This employment requirement will not apply to allocations of Salary Reduction Contributions or Matching Contributions.

(D) Special allocation requirements for Qualified Nonelective Contributions.

A Participant may receive an allocation of Qualified Nonelective
Contributions only if the Participant is not a Highly Compensated Employee (or a family member aggregated with a Highly Compensated Employee).

Part II. Limitations on Allocations: Sections 5.06 - 5.07.

Section 5.06. Limitation on Allocation to Participant's Accounts.

The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year shall not exceed the Maximum Permissible Amount. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee shall make this determination on a uniform and reasonable basis for all Participants similarly situated. The Advisory Committee shall reduce any Employer Contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior Limitation Years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee shall determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant's actual compensation for the Limitation Year.
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Disposition of Excess Amount

If the Advisory Committee allocated an Excess Amount to a Participant's Account for a Limitation Year, the Advisory Committee shall dispose of the Excess Amount as follows:

(a) If the Plan covers the Participant at the end of the Limitation year, then the Advisory Committee shall use the Excess Amount(s) to reduce future Employer contributions under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

(b) If the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee shall hold the Excess Amount unallocated in a suspense account. The Advisory Committee shall apply the suspense account to reduce Employer Contributions for all remaining Participants in the next Limitation Year, and in each succeeding Limitation year if necessary.

(c) The Advisory Committee shall not distribute an Excess Amount(s) to Participants or to former Participants.

Section 5.06. Definitions - Article V.

For purposes of Article V, the following terms shall mean:

(a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation year, of (i) all Employer Contributions;
(ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additional include excess contributions described in Code Section 401(k); excess aggregate contributions described in Code Section 401(m); and excess deferrals described in Code Section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts. For the purposes of this
Article V, Annual Additions also shall include Excess Amounts re-applied to reduce Employer contributions under Section 5.04. Annual Additions also include amounts allocated to an individual medical account (as defined in Code Section 415(1)(2) included as part of a defined benefit plan maintained by the Employer. Furthermore, the Annual Additions include contributions paid or accrued after December 31, 1985,
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for taxable years ending after December 31, 1985, attributable to post-
retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3) under a welfare benefit fund (Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

(b)  "Compensation" - For purposes of applying the limitations of this
Article V, "Compensation" means Compensation as defined in Section 2.01(7), disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in Paragraphs (1), (2), (3) and (4) of
Section 2.01(7).

(c) "Maximum Permissible Amount" - For a Limitation Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code Section 415(b)(1)(A)), or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 limitation by the following fraction:

Number of months in the short Limitation Year
_____________________________________________
12

(d) "Employer" - In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c), as modified by Code Section 415(h)) or which constitutes an affiliated service group as defined by Code Section 414(m), all such employers shall be considered a single employer for purposes of applying the limitations of this Article V.

(e) "Excess Amount" - The excess of the Participant's Annual Additions credited to the Participant's Account for the Limitation Year over the Maximum Permissible Amount.

(f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the
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Employer makes the amendment, creating a short Limitation Year.

(g) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the Advisory Committee may allocate to such participant's account. The Advisory Committee shall treat as a defined contribution plan an individual medical account (as defined in Code Section 415(1)(1)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)). The Advisory Committee shall treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan.

Part III. Provisions Relating to the Code Section 401(k)
          Arrangement:  Sections 5.08 - 5.13

Section 5.08. 401(k) Arrangement.

The Employer makes the Salary Reduction Contributions described in Section
5.01 pursuant to a 401(k) arrangement. An Employee who is eligible to participate in the 401(k) arrangement may file a Salary Reduction Agreement with the Advisory Committee. The Salary Reduction Agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article IV; (ii) the execution date of the Employee's Salary Reduction Agreement; or (iii) the effective date of the Code Section 401(k) arrangement. A Salary Reduction Agreement must specify the amount of Compensation or percentage of Compensation the Employee wishes to defer. The Salary Reduction Agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the Salary Reduction Agreement. The Employer will apply a reduction election to all Compensation (and to increases in such Compensation).
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An Employee's Salary Reduction Contributions for the Plan Year, subject to the elective deferral limitation of Section 5.10, may not be less than 1% nor greater than 9% of his Compensation for the entire Plan Year, provided, however, effective July 1, 1992, a Nonhighly Compensated Employee's Salary Reduction Contribution may not exceed 15% of Compensation. An Employee may modify his Salary Reduction Agreement, either to reduce or to increase the amount of deferral contributions, as of any Plan Entry Date. The Employee will make this modification by filing a new Salary Reduction Agreement with the Advisory Committee. An Employee may revoke a Salary Reduction Agreement as of any Plan Entry Date. An Employee who revokes his salary reduction agreement may file a new Salary Reduction Agreement effective as of any Plan Entry Date.

Section 5.09. Definitions Relating to Code Section 401(k) Arrangement.

(a) "Highly Compensated Employee: means an Eligible Employee who satisfies the definition in Section 2.01 of the Plan. Family members aggregated as a single Employee under Section 2.01 constitute a single Highly Compensated Employee, whether a particular family member is a Highly Compensated Employee or a Nonhighly Compensated Employee without the application of family aggregation.

(b) "Nonhighly Compensated employee" means an Eligible employee who is not a Highly Compensated Employee and who is not a family member treated as a Highly Compensated Employee.

(c) "Eligible Employee" means, for purposes of the ADP test described in
Section 5.11, an Employee who is eligible to participate in the Code Section 401(k) arrangement, irrespective of whether the Employer actually makes deferral contributions on behalf of the Employee. For purposes of the ADP test described in Section 5.12, and "Eligible Employee" means a Participant who is eligible to receive an allocation of Employer Matching Contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make employee contributions, irrespective of whether he actually makes employee contributions.
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(d) "Highly Compensated Group" means the group of Eligible Employees who are
Highly Compensated Employees for the Plan Year.

(e) "Nonhighly Compensated Group" means the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

(f) "Compensation" means, except as specifically provided under this Article V, Compensation as defined for nondiscrimination purposes in Section 2.01 of the Plan. For Plan Years beginning prior to the later of January 1, 1992, or 60 days after the Treasury issues final regulations under Code Sections 401(k) and 401(m), the Plan may limit Compensation taken into account to Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and only for the portion of the Plan Year in which the Plan or the Code Section 401(k) arrangement was in effect. For subsequent Plan Years, Compensation must include Compensation for the entire Plan Year, irrespective of whether the Plan or the Code Section 401(k) arrangements was in effect for the entire Plan Year or whether the Employee begins, resumes or ceases to be an Eligible Employee during the Plan Year.

(g) "Salary Reduction Contributions" means the sum of the Salary Reduction Contributions the Employer contributes to the Trust on behalf of an Eligible Employee, pursuant to Section 5.01.

(h) "Elective Deferrals" are the Salary Reduction Contributions the Employer contributes to the Trust at the election of an Eligible employee. If the Code Section 401(k) arrangement includes a cash or deferred feature, any portion of a cash or deferred contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral, but any portion of a cash or deferred contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible employee contributions at the time of deferral or contribution.

(i) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code Section 401(k) arrangement. Matching contributions
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also include Participant forfeitures allocated on account of such elective deferrals.

(j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

(k) "Qualified matching contributions" are matching contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Matching contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule.

(l) "Qualified nonelective contributions" are nonelective contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph m. Nonelective contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of qualified nonelective contributions.

(m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment, attainment of age 59 1/2, (2) financial hardship satisfying the requirements of Code Section 401(k) and the applicable Treasure regulations, (3) plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale of substantially all of the assets (within the meaning of Code Section 409(d)
(2) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code
Section 409(d) (3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, s distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals.
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credited as of a date later than December 31, 1988, and may not include qualified contributions, irrespective of when credited. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code Section 401(k) (10).

(n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions. Participant nondeductible contributions, made pursuant to Section 6.01 of the Plan, are employee contributions.

Section 5.10. Annual Elective Deferral Limitation.

(A) Annual Elective Deferral Limitation.

An Employee's elective deferrals for a calendar year beginning after December 31, 1986, may not exceed the 402(g) limitation. The 401(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the treasury. If the Employer determines the Employee's elective deferrals to the Plan for a calendar year would exceed the 403(g) limitation, the Employer will not make any additional elective deferrals with respect to that Employee for the remainder of that calendar year, paying in cash to the Employee any amounts which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitations. If the Advisory Committee determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Advisory Committee will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income, no later than April 15 of the following calendar year. If the Advisory Committee distributes the excess deferral by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. The Advisory Committee will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 5.11), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year.
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If an Employee participates in another plan under which he makes elective deferrals pursuant to a Code Section 401(k) arrangement, elective deferrals under a Simplified Employee Pension, or salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Advisory Committee a written claim for excess deferrals made for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Advisory Committee receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in the immediately preceding paragraph.

(B) Allocable Income

For purposes of making a distribution of excess deferrals, allocable income means net income or net loss allocable to the excess deferrals for the calendar year in which the Employee made the excess deferral and for the "gap period" measured from the beginning of the next calendar year to the date of the distribution. If the distribution of the excess deferral occurs during the calendar year in which the Employee made the excess deferral, the Advisory Committee will treat as a "gap period" the period from the first day of that calendar year to the date of the distribution. The Advisory Committee will determine allocable income in the same manner as described in
Section 5.11 for excess contributions, except the numerator of the allocation fraction will be the amount of the Employee's excess deferrals and the denominator of the allocation fraction will be the Employee's Accrued Benefit attributable to his elective deferrals.

Section 5.11. Actual Deferral Percentage ("ADP") Test.

For each Plan year, the Advisor Committee must determine whether the Plan's Code Section 401(k) arrangement satisfies either of the following ADP tests:

(i) The average ADP for the Highly Compensated Group does not exceed 1.25 times the average ADP of the Nonhighly Compensated Group; or
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(ii) The average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 5.13) and the average ADP for the Highly Compensated Group is not more than twice the average ADP for the Nonhighly Compensated Group.

(A) Calculation of ADP.

The average ADP for a group is the average of the separate ADPs calculated for each Eligible Employee who is a member of that group. An Eligible Employee's ADP for a Plan Year is the ratio of the Eligible Employee's Salary Reduction Contributions for the Plan Year to the Employee's Compensation for the Plan Year. For aggregated family members treated as a single Highly Compensated Employee, the ADP of the family unit is the ADP determined by combining the Salary Reduction Contributions and Compensation of all aggregated family members. A Nonhighly Compensated Employee's ADP does not included elective deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such elective deferrals exceed the 402(g) limitation described in Section 5.01.

The Advisory Committee may determine (in a manner consistent with Treasury regulations) the ADPs of the Eligible Employees by taking into account qualified nonelective contributions or maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ADP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account the nonelective contributions not used in either the ADP test described in this Section 5.11 or the ACP test described in Section 5.12. For Plan years beginning after December 31, 1989, the Advisory Committee may not include in the ADP test any qualified nonelective contributions or qualified matching contributions under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ADP test, including the extent to which the Plan used qualified nonelective
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contributions or qualified matching contributions to satisfy the test.

(B) Special Aggregation Rule for Highly Compensated Employees.

To determine the ADP of any Highly Compensated Employee, the deferral contributions taken into account must include any elective deferrals made by the Highly Compensated Employee under any other Code Section 401(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the Code Section 401(k) arrangements have different plan year, the Advisory Committee will determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.

(C) Aggregation of Certain Section 401(k) Arrangements.

If the Employer treats two plans as a unit for coverage of nondiscrimination purposes, the Employer must combine the Code Section 401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rule applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Advisory Committee also may elect to aggregate the Code Section 401(k) arrangements under plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For plan Years beginning after December 31, 1989, an aggregation of Code Section 401(k) arrangements under this paragraph does not apply to plans which have different play years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (of the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) Characterization of Excess Contributions.

If, pursuant to this Section 5.11, the Advisory Committee has elected to include qualified matching contributions in the average ADP, the Advisory Committee will treat excess contributions as attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. If the total amount of a Highly Compensated Employee's excess contributions for the Plan Year exceeds his deferral contributions or
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
qualified matching contributions for the Plan Year, the Advisory Committee will treat the remaining portion of his excess contributions as attributable to qualified nonelective contributions. The Advisory Committee will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as defined in Section 5.09), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

(E) Distribution of Excess Contributions.

If the Advisory Committee determines the Plan fails to satisfy the ADP test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Advisory Committee will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP to the next highest ADP, then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP level (including the ADP of the Highly Compensated Employee(s) whose ADP the Advisory Committee already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.

(F) Allocable Income.

To determine the amount of the corrective distribution required under this
Section 5.11, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess contributions arose and for the "Gap period" measured from the beginning of the next Plan Year to the date of the distribution.
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
"Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Advisory Committee: (1) first will determine the net income or net loss for the Plan Year on the Highly Compensated Employee's Accrued Benefit attributable to Deferral Contributions; and (2) then will multiply this net income or net loss by the following fraction:

Amount of the Highly Compensated Employee's excess contributions
______________________________________________________________
Accrued Benefit attributable to deferral contributions

The Accrued Benefit attributable to Deferral Contributions includes the Accrued Benefit attributable to Salary Reduction Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions taken into account in the ADP test for the Plan Year or for any prior Plan year. For purposes of the denominator of the fraction, the Advisory Committee will calculate the Accrued Benefit attributable to Deferral contributions as of the last day of the Plan Year (without regard to the net income or net loss for the Plan Year on that Accrued Benefit).

To calculate allocable income for the "Gap period," the Advisory Committee will perform the same calculation as described in the preceding paragraph, except in clause (1) the Advisory Committee will determine, as of the last day of the month preceding the date of distribution, the net income or net loss for the "gap period" and in clause (2) will calculate the Accrued Benefit attributable to deferral contributions as of the day before the distribution. If the Plan does not perform a valuation on the last day of the month preceding the date of distribution, the Advisory Committee, in lieu or the calculation described in this Paragraph, will calculate allocable income for each month in the "gap period": as equal to 10% of the allocable income for the Plan Year. Under this alternate calculation, the Advisory Committee will disregard the month in which the distribution occurs, if the Plan makes the distribution no later than the 15th day of that month.

Section 5.12. Nondiscrimination Rules for Employer Matching Contributions/ Employee Contributions.

For Plan Years beginning after December 31, 1986, the Advisory Committee must determine whether the annual Employer Matching Contributions (other than Qualified Matching Contributions use in the ADP test), if any, and
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
the Employee contributions, if any, satisfy one of the following average contribution percentage ("ACP") tests:

(i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or

(ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 5.13) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

(A) Calculation of ACP.

The average contribution percentage for a group is the average of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are Matching Contributions (other than Qualified Matching Contributions used in the ADP test) and Employee Contributions. For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated family members.

The Advisory Committee, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account qualified nonelective contributions (other than Qualified Nonelective Contributions used in the ADP test under Section 5.11) or elective deferrals, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ACP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in Section 5.11 or the ACP test described in
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
Section 5.12. The Advisory Committee may not include elective deferrals in the ACP test, unless the Plan which includes the elective deferrals satisfies the ADP test both with and without the elective deferrals included in this ACP test. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ACP test any qualified nonelective contributions or elective deferrals under another qualified plan unless that Plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used qualified nonelective contributions or elective deferrals to satisfy the test.

(B) Special Aggregation Rule for Highly Compensated Employees.

To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different play years, the Advisory Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

(C) Distribution of Excess Aggregate Contributions.

The Advisory Committee will determine excess aggregate contributions after determining excess deferrals under Section 5.10 and excess contributions under Section 5.11. If the Advisory Committee determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess aggregate contributions for a Plan Year not distrusted to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess aggregate contributions are the amount of the aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective shares of excess aggregate contributions by starting with the Highly Compensated
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
Employee(s) who has the greatest contribution percentage, reducing his contribution percentage to the next highest contribution percentage then, if necessary, reducing the contribution percentage (including the contribution percentage of the Highly Compensated Employee(s) at the next highest contribution percentage (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Advisory Committee already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

(D) Allocable Income

To determine the amount of the corrective distribution required under this
Section 5.12, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose and for the "gap period" measured from the beginning of the next Plan Year to the date of the distribution. "Allocable income" means net income or net loss. The Advisory Committee will determine allocable income in the same manner as described in Section 5.11 for excess contributions, except the numerator of the allocation fraction will be the Highly Compensated Employee's excess aggregate contributions and the denominator of the allocation fraction will be the Employee's Accrued Benefit attributable to aggregate contributions and, if applicable, to Qualified Nonelective Contributions and Elective Deferrals included in the ACP test for the Plan Year or for any prior Plan Year.

(E) Characterization of Excess Aggregate Contributions.

The Advisory Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his employee contributions which are voluntary contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching
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
contributions which the Advisory Committee has included in the ACP test; (4) then on a pro rata basis to the employee contributions which are mandatory contributions, if any, and to the matching contributions allocated on the basis of those mandatory contributions; and (5) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he is not 100% vested in his Accrued Benefit attributable to matching contributions, the Advisory Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Plan will allocate forfeited excess aggregate contributions to reduce Employer matching contributions for the Plan Year in which the forfeiture occurs.

Section 5.13. Multiple Use Limitation.

For Plan Years beginning after December 31, 1988, if at least one Highly Compensated Employee is includible in the ADP test and in the ACP test, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

The multiple use limitation is the sum of (i) and (ii):

(i) 125% of the greater of: (a) the ADP of the Nonhighly Compensated Group under the Code Section 401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code Section 401(k) arrangement.

(ii) 2% plus the lesser of (i) (a) or (i) (b), but no more than twice the lesser of (i) (a) or (i) (b).

The Advisory Committee, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv).
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

(iii) 125% of the lesser of: (a) the ADP of the Nonhighly Compensated Group under the Code Section 401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan year beginning with or within the Plan Year of the Code Section 401(k) arrangement.

(iv) 2% plus the greater of (iii) (a) or (iii) (b), but no more than twice the greater of (iii) (a) or (iii) (b).

This Section 5.13 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

The Advisory Committee will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 5.11 and the ACP test under Section 5.12 and after making any corrective distributions required by those Sections. If, after applying this Section 5.13 the Advisory Committee determines the Plan has failed to satisfy the multiple use limitation, the Advisory Committee will correct the failure by treating the excess amount as excess aggregate contributions under Section 5.12. This
Section 5.13 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

3. That the Plan is hereby amended by replacing that portion of the first paragraph of Section 7.02 which precedes the vesting schedule with the following:

(a) A Participant's Accrued Benefit derived from Salary Reduction Contributions, Employer Matching Contributions and Qualified Nonelective Contributions under Section 5.01 shall always be one hundred percent (100%) Nonforfeitable. A Participant's Accrued Benefit derived from Employer Nonelective Contributions under Section 5.01 shall be one hundred percent (100%) Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date), or if his employment terminates as a result of death or disability. If a Participant's employment terminates prior to Normal Retirement Age for any reason other than death or disability, then for each year of
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
Service he shall receive a Nonforfeitable percentage of his Accrued Benefit (forfeiting the balance) derived from Employer Nonelective Contributions equal to the following:




In Witness Whereof, the Company and the Trustee have executed this instrument as of the ___ day of ___________________, 1992.

Brenton Banks, Inc.                    Brenton Bank, N.A.


By /s/ C. Robert Brenton               By /s/ Stacy G. Van Blair

Its ___________________________        Its Vice President/Trust Officer
                    Company                                   Trustee
     105

Second Amendment To Restated Trust Agreement
Brenton Banks, Inc. Employees' Retirement Plan

This Agreement, made by and between Brenton Banks, Inc., a corporation organized under and existing by virtue of the laws of the State of Iowa (hereinafter referred to as "Company") and Brenton National Bank, N.A. (hereinafter referred to as "Trustee").

Whereas, the Company and the Trustee originally entered into a Trust agreement effective for the Plan Year ended December 31, 1986; and

Whereas, such Trust Agreement was amended and restated on June 24, 1991, effective January 1, 1987; and

Whereas, the parties hereto now desire to amend such Trust Agreement in certain respects, such amendment to be effective January 1, 1993;

Now, Therefore, in consideration of the mutual undertakings herein contained, It Is Agreed as follows:

1. That the Plan is hereby amended by replacing the third paragraph of section 5.01(A) of the Plan, relating to Employer Matching Contributions, with the following:

Employer Matching Contributions. An amount equal to 100% of each Participant's first tier of Salary Reduction Contributions for the Plan Year, plus 50% of each participant's second tier of Salary Reduction Contributions for the Plan Year. The Advisory Committee will treat as the first tier of Salary Reduction Contributions, an amount not exceeding 2% of each Participants Compensation. The Advisory Committee will treat as the second tier of Salary Reduction Contributions an amount equal to the Participant's Salary Reduction Contributions in excess of 2% of participant's Compensation, but not exceeding 4% of each participant's Compensation. The Employer also may contribute an additional amount, equal to a percentage the Employer from time to time may deem advisable of each Participant's Compensation. The Employer will determine the amount of its matching contributions by disregarding Participants not entitled to an allocation of Employer matching contributions.
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
2. That Section 5.08 of the Plan is hereby amended by replacing "15%" in the first sentence of the second paragraph thereof with "13%".

3. That Section 7.01 of the Plan is hereby amended by replacing the first sentence thereof with the following:

A Participant's Normal Retirement Age is sixty-two (62) years of age.

In Witness Whereof, the Company and the Trustee have executed this instrument as of the 31st day of December, 1992.

Brenton Banks, Inc.                    Brenton Bank, N.A.


By /s/ C. Robert Brenton               By /s/ Stacy G. Van Blair

Its ___________________________        Its Vice President/Trust Officer
                    Company                                   Trustee
     107

Third Amendment to Restated Trust Agreement
Brenton Banks, Inc. Employees' Retirement Plan


This Agreement, made by and between Brenton Banks, Inc., a corporation organized under and existing by virtue of the laws of the State of Iowa (hereinafter referred to as "Company") and Brenton Bank, N.A. (hereinafter referred to as "Trustee").

Whereas, the Company and the Trustee originally entered into a Trust Agreement effective for the Plan Year ended December 31, 1986; and

Whereas, such Trust Agreement was amended and restated on June 24, 1991, effective January 1, 1987; and

Whereas, the parties hereto now desire to amend such Trust Agreement in certain respects, such amendment to be effective January 1, 1994;

Now, therefore, in consideration of the mutual undertakings herein contained, it is agreed as follows:

1. That the Plan is hereby amended by replacing the first sentence in section 2.01(7) of the Plan relating to the definition of "Compensation," with the following:

The term "Compensation" shall mean all wages, salaries, and other payments for personal services actually rendered in the course of employment with the Employer, including bonuses, commissions, overtime pay, incentive pay, benefit payments under the Company's short-term disability plan and salary reduction contributions voluntarily authorized as contributions to this Plan or to the Employer's Cafeteria Plan by eligible employees. This definition of Compensation does not include: stock options, club dues, automobile, educational assistance, moving expenses, split dollar life insurance, severance pay, or benefits under the Employer's employee stock purchase program, long term stock compensation program, group term life insurance plan, employee P.C. purchase plan or other similar fringe benefits. For any self-employed individual "Compensation" shall mean Earned Income.

2. That Section 5.02 of the Plan is hereby amended by replacing "4%" in subparagraph (a) thereof with "4.5%".

In Witness Whereof, the Company and the Trustee have executed this instrument as of the 18th day of July, 1994.


Brenton Banks, Inc.                    Brenton Bank, N.A.


By /s/ C. Robert Brenton               By /s/ Stacy G. Van Blair

Its ___________________________        Its Vice President/Trust Officer
                    Company                                   Trustee
     108

Fourth Amendment to Restated Trust Agreement
Brenton Banks, Inc. Employees' Retirement Plan


This Agreement, made by and between Brenton Banks, Inc., a corporation organized under and existing by virtue of the laws of the State of Iowa (hereinafter referred to as "Company") and Brenton Bank, N.A. (hereinafter referred to as "Trustee").

Whereas, the Company and the Trustee originally entered into a Trust Agreement effective for the Plan Year ended December 31, 1986; and

Whereas, such Trust Agreement was amended and restated on June 24, 1991, effective January 1, 1987; and

Whereas, the parties hereto now desire to amend such Trust Agreement in certain respects;

Now, therefore, in consideration of the mutual undertakings herein contained, it is agreed as follows:

1. That Section 5.01 of the Plan is hereby amended effective January 1, 1994 by replacing "4%" in subparagraph (a) thereof with "4.5%". (This amendment was included in the Third Amendment to the Plan, but contained in incorrect section reference.)

2. That the Plan be amended by adding the following Appendix to the Plan:

Appendix to the Plan

Article A

This Article is necessary to comply with the Unemployment Compensation Amendments Act of 1992.

Section A-1. Application. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
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
Section A-2.  Definitions.

(a) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expec-tancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

(b) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

(d) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

Article B

This Article is necessary to comply with the Omnibus Budget Reconciliation Act of 1993 (OBRA '93).

In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after
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
January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


In Witness Whereof, the Company and the Trustee have executed this instrument as of the 20th day of December, 1994.

BRENTON BANKS, INC.                     BRENTON BANK, N.A.


By /s/ Steven T. Schuler                By /s/
Its CFO/Treasurer/Secretary             Its Vice President
                         Company                                 Trustee
     111